EXHIBIT 10.06

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 19-68 dated April 15, 2019.

City of Almaty April 3, 2023

Parties:
EMPLOYER: Freedom Finance Joint Stock Company (certificate of state re-registration of legal entity dated September 9, 2013), located at the address: 77/7, Al-Farabi Ave., n.p. 3a, Almaty, represented by the Director of HR Department Kashkimbayeva Z. H., acting on the basis of Power of Attorney No. DV-2024/02/08-01 dated February 08, 2024,
and
EMPLOYEE: Aidos Bolatovich Zhumagulov, ID card of the citizen of the Republic of Kazakhstan No. [***] issued by [***] on [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this supplementary agreement (hereinafter referred to as the “Agreement”) to the employment agreement (hereinafter referred to as the “Contract”) dated April 15, 2019 No. 19-68 as follows:

1. Clause 1. of Annex No. 1 to the Contract shall be amended as follows:
“1. The Employer establishes the following amount and procedure of remuneration for the Employee’s labor:
The monthly salary of the Employee shall be: 7,000,000 (seven million) Tenge” (excluding contributions for mandatory social medical insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at the rates to the budget in the order determined by the legislation of the Republic of Kazakhstan).
2. Other terms and conditions of the Contract shall remain unchanged.
3. This Agreement shall come into force upon the signing by the Parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:
Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan
г. Almaty, Bostandyk district,
Al-Farabi Ave. Al-Farabi, 77/7, n.p. 3a
RNN 600500559925
BIN 061140003010
IIC KZ31551A125000181KZT
in Freedom Finance Bank Kazakhstan JSC.
BIK KSNVKZKA

Director
HR Department

/s/ Kashkimbayeva Z. H.
Kashkimbayeva Z. H.
(seal)
Employee: Zhumagulov Aidos Bolatovich Identity card No. [***] issued on [***] by [***] IIN [***] [***] /s/ Zhumagulov A.B. Zhumagulov A.B.